Exhibit 10.1a

United Contract No. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

FIRST AMENDMENT TO UNITED EXPRESS AGREEMENT

This First Amendment to United Express Agreement (the “Amendment”) is effective as of February 15, 2010 (the “Effective Date”), by and between UNITED AIR LINES, INC., a Delaware corporation, with its offices located at 77 West Wacker Drive Chicago, Illinois 60601 (“United”), and EXPRESSJET AIRLINES, INC., a Delaware corporation, with its offices located at 700 North Sam Houston Parkway West, Suite 200, Houston, Texas 77067 (“Contractor”).

            WHEREAS, the parties previously entered into that certain United Express Agreement dated as of December 1, 2009 (United Contract [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT])  (the “Agreement”); and

            WHEREAS, pursuant to Article XXXI of the Agreement, the parties may mutually agree to modify or amend the Agreement for any reason at any time.

            NOW THEREFORE, for good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

I.          DEFINITIONS.  Capitalized terms used in this Amendment and not otherwise defined in this Amendment shall have the meanings assigned to them in the Agreement.

II.         SCOPE, TERM, AND CONDITIONS

            A.        The term of this Amendment shall commence on May 1, 2010 and shall terminate on December 15, 2010.  Thereafter, subject to aircraft availability and to the terms set forth on Schedule 1 hereto, United may extend the term of this Amendment for up to four (4) additional terms of not less than thirty (30) days each, subject to United providing Contractor written notice of such initial extension on or prior to the dates set forth in Schedule 1 hereto.

            B.         Contractor commits to deliver to, and subsequently operate for United, ten (10) ERJ-145 aircraft with adequate spare coverage (the “Supplemental Aircraft”) according to the aircraft delivery schedules set forth on Schedule 1 hereto.   All terms and conditions of the Agreement shall apply to the Supplemental Aircraft, except that the aircraft ownership shall be modified as set forth on Schedule 1 hereto and further that the terms of Articles 2.B.1., 4.A.1.b, 4.A.1.c, 4.A.2, 4.A.3, 4.A.4, 7.I. and 8.F. of the Agreement shall not apply to such Supplemental Aircraft.

            C.        Contractor agrees to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] percent ([CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]%) Markup on all Supplemental Aircraft through May 31, 2010 and a Markup of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] percent ([CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]%) from June 1, 2010 through June 30, 2010.   hereafter, the Markup shall be in accordance with the terms of the Agreement.

III.       MISCELLANEOUS.   Except as otherwise amended herein, the Agreement will remain in full force and effect.  The terms of this Amendment are deemed to be incorporated in, and made a part of, the Agreement.  This Amendment may be executed in any number of counterparts, by original or facsimile signature, each of which when executed and delivered shall be deemed an original and such counterparts together shall constitute one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have, by their duly authorized officers, caused this Amendment to be entered into and executed as of the Effective Date.

UNITED AIR LINES, INC. By: /s/ John Tague John Tague President	EXPRESSJET AIRLINES, INC. By: /s/ Phung Ngo-Burns Phung Ngo-Burns Chief Financial Officer

Schedule 1

Supplement Aircraft and Scheduled Amendment Expiration Dates
ERJ-145s	In-Service Date	Scheduled Expiration Date	Initial Renewal Deadline	Second Renewal Deadline	Third Renewal Deadline	Fourth Renewal Deadline	Aircraft Ownership Rate ($/month)
1*	01-May-2010	15-Oct-10	15-Jun-10	15-Jul-10	15-Aug-10	15-Sep-10	$****
2	01-May-2010	15-Oct-10	15-Jun-10	15-Jul-10	15-Aug-10	15-Sep-10	$****
3	01-May-2010	15-Oct-10	15-Jun-10	15-Jul-10	15-Aug-10	15-Sep-10	$****
4	01-May-2010	15-Oct-10	15-Jun-10	15-Jul-10	15-Aug-10	15-Sep-10	$****
5	01-May-2010	15-Nov-10	15-Jun-10	15-Jul-10	15-Aug-10	15-Sep-10	$****
6	01-May-2010	15-Nov-10	15-Jun-10	15-Jul-10	15-Aug-10	15-Sep-10	$****
7	01-May-2010	15-Nov-10	15-Jun-10	15-Jul-10	15-Aug-10	15-Sep-10	$****
8	01-May-2010	15-Dec-10	15-Aug-10	15-Sep-10	15-Oct-10	15-Nov-10	$****
9	01-May-2010	15-Dec-10	15-Aug-10	15-Sep-10	15-Oct-10	15-Nov-10	$****
10	01-May-2010	15-Dec-10	15-Aug-10	15-Sep-10	15-Oct-10	15-Nov-10	$****
11	01-May-2010	15-Dec-10	15-Aug-10	15-Sep-10	15-Oct-10	15-Nov-10	$****

**** [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

*Represents virtual spare aircraft

In the event that United desires to extend any Renewal Deadline set forth above for one or more Supplemental Aircraft, United shall pay an option fee to Contractor for such extension of such Renewal Deadline equal to $[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per week, per aircraft that United desires to extend such Renewal Deadline.  In the event of the foregoing, such option fees will be credited against fees becoming due hereunder during any renewal period following the Scheduled Expiration Date.  By way of example, if United elects to extend the Renewal Deadline for Supplemental Aircraft Nos. 2 and 3 above by two weeks per aircraft, then United would pay an option fee equal to $[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].  If United elects to extend the term of both Supplemental Aircraft Nos. 2 and 3, then United would receive a credit of the entire $[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] option fee against fees becoming due hereunder.  However, if United elects to extend the term of only Supplemental Aircraft Nos. 2 and not Supplement Aircraft No. 3, then United would receive a credit equal to $[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the $[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] option fee against fees becoming due hereunder and the remaining $[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] would be forfeited as consideration for such option.